THIRD AMENDMENT TO AGREEMENT OF SALE

     THIS THIRD AMENDMENT TO AGREEMENT OF SALE made this 16th day of May, 1996 by and between WILLOWBROOK JOINT VENTURE, a New Jersey Joint Venture, of 23 West Park Avenue, Merchantville, New Jersey 08109, hereinafter referred to as Seller, and BERWIND PROPERTY GROUP, INC., a Pennsylvania Corporation, and FIRST MONTGOMERY PROPERTIES, LTD., a Pennsylvania Corporation, c/o Berwind Property Group, Inc., 3000 Centre Square West, 1500 Market Street, Philadelphia, Pennsylvania 19102, hereinafter collectively referred to as Buyer.

BACKGROUND

     A. Buyer and Seller executed a certain Agreement of Sale dated February 7th, 1996 (the "Agreement of Sale"), pursuant to the provisions of which Buyer agreed to purchase from Seller and Seller agreed to sell to Buyer that certain tract or parcel of land and premises situate, lying and being in Baltimore, Maryland, commonly known and referred to as Willowbrook Apartments.

     B. Buyer and Seller executed a certain First Amendment to Agreement of Sale dated February 7, 1996.

     C. Buyer and Seller executed a certain Second Amendment to Agreement of Sale dated May 6, 1996 pursuant to which the First Amendment to Agreement of Sale was terminated and the Agreement of Sale was amended.

     D. Buyer and Seller now desire to terminate the Second Amendment to Agreement of Sale, reinstate the First Amendment to Agreement of Sale and further amend the Agreement of Sale pursuant to the provisions of this Third Amendment.

     NOW, THEREFORE, in consideration of the mutual covenants, promises and agreements contained herein, the parties hereto, intending to be legally bound hereby, do covenant and agree with each other as follows:

     1. Except as specifically defined herein, initially capitalized terms herein shall have the meaning ascribed thereto in the Agreement of Sale.

     2. The Second Amendment to Agreement of Sale dated May 6, 1996 is hereby cancelled and terminated and declared to be null and void.

     3. The First Amendment to Agreement of Sale dated February 7, 1996 is hereby reinstated and declared to be in full force and effect and all references herein to Agreement of Sale shall be deemed to include the First Amendment to Agreement of Sale.

     4. Paragraph 2 of the Agreement of Sale is hereby amended in its entirety as follows:


          "2. PURCHASE PRICE: The total purchase price which the Buyer agrees to pay to the Seller and which the Seller agrees to accept for the Property is the sum of NINE MILLION EIGHT HUNDRED FIFTY THOUSAND ($9,850,000.00) DOLLARS (the "Purchase Price"), which Purchase Price shall be paid by Buyer to Seller as follows:

          (a) The sum of FIFTY THOUSAND ($50,000.00) DOLLARS (the "Initial Deposit") simultaneously with the execution and delivery of this Agreement and the further sum of ONE HUNDRED FIFTY THOUSAND ($150,000.00) DOLLARS (the "Second Deposit") on or before May 16, 1996. The Initial Deposit shall be hereinafter referred to as the "Deposit" and the Second Deposit shall be included within the definition of the "Deposit". The Deposit shall be deposited with the Escrow Agent, as hereinafter defined, to be held subject to the terms and conditions hereinafter set forth, and shall be treated as payment on account of the Purchase Price if Closing is made for the Property.

          (b) At the time of Closing, as hereinafter provided, the further sum of NINE MILLION SIX HUNDRED FIFTY THOUSAND ($9,650,000.00) DOLLARS on account of the Purchase Price by federal funds wire transfer to Seller's account as designated to Buyer in writing."

     5. Paragraph 3 of the Agreement of Sale is hereby amended in its entirety as follows:

          "3. CLOSING: The transactions contemplated by this Agreement shall be consummated (the "Closing") on or before July 31, 1996 (the "Closing Date"), at 10:00 o'clock A.M. at the offices of Sherman, Silverstein, Kohl, Rose & Podolsky, P.A., 4300 Haddonfield Road, Suite 311, Pennsauken, New Jersey 08109. The said time for Closing as well as all other times for performance set forth in this agreement are hereby agreed to be of the essence of this Agreement. Tender of an executed Deed is hereby waived. Immediately prior to the Closing Date, Buyer shall have the right to close the loan (the "Purchase Money Mortgage Loan"), if any, which is financing a portion of the Purchase Price, at a place designated by the lender (the "Purchase Money Lender") of the Purchase Money Mortgage Loan, if required as a condition of closing the Purchase Money Mortgage Loan by the Purchase Money Lender."

     6. All references in the Agreement of Sale to the "Extended Closing Date" are hereby deleted.



     7. Subparagraph 6(h) of the Agreement of Sale is hereby deleted.

     8. The Feasibility Period referred to in subparagraph 7(a) of the Agreement of Sale is hereby terminated and the rights granted to the Buyer in subparagraph 7(a), including but not limited to the right to cancel and terminate the Agreement of Sale, are hereby waived and terminated.

     9. The rights granted to the Buyer in subparagraph 7(c) of the Agreement of Sale, including but not limited to the right to cancel and terminate the Agreement of Sale, are hereby waived and terminated.

     10. Paragraph 9 of the Agreement of Sale is hereby deleted and replaced with the following Paragraph 9:

          "9. CONTINGENCIES: Seller's and Buyer's obligation to close under this Agreement is subject to and conditioned upon the receipt of any and all approvals and consents necessary for Seller to consummate the transaction contemplated by this Agreement. Seller will use its best efforts to endeavor to obtain said approvals and consents. If all such approvals and consents necessary for Seller to consummate the transaction contemplated by this Agreement are not received on or before June 30, 1996, then this Agreement shall be automatically cancelled and terminated, the Deposit, together with interest earned thereon, shall be returned to the Buyer, and neither party shall have any further liability or obligation to the other hereunder except with respect to the indemnifications contained in Paragraphs 5(e), 7 and 22."

     11. Exhibit F attached to the Agreement of Sale is hereby deleted and all references in the Agreement of Sale to Exhibit F and/or to any of the properties listed thereon are hereby deleted.

     12. The Agreement of Sale is hereby amended to include the following additional Paragraph 35:

          "35. MORTGAGE CONDITION: (a) Buyer represents that Dorman & Wilson, Inc./Freddie Mac is Buyer's Purchase Money Lender. The Agreement of Sale is conditioned upon the Purchase Money Lender issuing, and the Buyer accepting, in Buyer's sole discretion, a commitment (the "Commitment") for the Purchase Money Mortgage Loan on or before July 1, 1996.

          (b) In the event the Purchase Money Lender does not issue, and the Buyer does not accept, in Buyer's sole discretion, the Commitment on or before July 1, 1996, then the Agreement of Sale shall be cancelled and terminated and the Deposit, together with interest earned thereon, shall be returned to the Buyer and neither party hereunder shall have any further liability or obligation to the other hereunder except with respect to the indemnifications contained in Paragraphs 5(e), 7 and 22.

          (c) In the event the Purchase Money Lender issues, and the Buyer accepts, in Buyer's sole discretion, the Commitment on or before July 1, 1996, then the condition contained in this Paragraph 35 shall automatically lapse, terminate and become null and void and Closing shall be completed in accordance with the terms of the Agreement of Sale.

          (d) Buyer shall lock-in the interest rate on the Purchase Money Mortgage Loan on or before July 10, 1996; and Buyer's failure to do so shall be deemed a default by Buyer under the Agreement of Sale and the Deposit shall be immediately delivered to the Seller who shall retain same as liquidated damages for said default and the Agreement of Sale shall be cancelled and terminated; the foregoing merely supplements the provisions of Paragraph 18 of the Agreement of Sale and is not intended to supercede, diminish or otherwise alter in any way the rights, remedies and other provisions contained in Paragraph 18 of the Agreement of Sale.

          (e) If the Buyer locks-in the interest rate on the Purchase Money Mortgage Loan on or before July 10, 1996 then Closing shall be completed in accordance with the terms of the Agreement of Sale; provided, however, if the Purchase Money Lender fails to fund the Purchase Money Mortgage Loan due solely to Buyer's inability to comply with a condition in the Commitment, compliance of which is beyond Buyer's control, after Buyer utilizes its best efforts as set forth below, then Closing shall be extended for a period of ninety (90) days during which time the Buyer shall proceed with due diligence and in good faith, utilizing its best efforts as set forth below, to comply with and/or otherwise satisfy such condition. If such condition is complied with and/or otherwise satisfied within said ninety (90) day period, then Closing shall be completed in accordance with the terms of the Agreement of Sale on the expiration of the ninety (90) day period. If such condition can not be complied with and/or otherwise satisfied within said ninety (90) day period, then the Agreement of Sale shall be cancelled and terminated and the Deposit, together with interest earned thereon, shall be returned to the Buyer and neither party hereunder shall have any further liability or obligation to the other hereunder except with respect to the indemnifications contained in Paragraphs 5(e) and 22. Buyer shall use its best efforts, including, but not limited to, taking all necessary actions, to comply with all conditions in the Commitment."

     13. Except as specifically set forth herein, the Agreement of Sale remains effective in accordance with its terms.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Third Amendment to Agreement of Sale to be signed the day and year first above written.

SIGNED, SEALED AND DELIVERED            WILLOWBROOK JOINT VENTURE
IN THE PRESENCE OF:                     A New Jersey Joint Venture

                                       BY: Clover Income Properties, L.P.,
                                           A New Jersey Limited Partnership
                                           Joint Venturer

                                       BY: C.I.P. Management Corporation,
                                           --------------------------------
                                           A New Jersey Corporation,
                                           General Partner

                                       BY:  /s/ STEVEN ZALKIND
                                           --------------------------------
                                           Steven Zalkind, Vice President







                                      BY: Clover Income Properties II, L.P.,
                                          A New Jersey Limited Partnership
                                          Joint Venturer
                                          By: C.I.P. II Management
                                          Corporation,
                                          A New Jersey Corporation,
                                          General Partner

                                      BY: /s/ STEVEN ZALKIND
                                          --------------------------------
                                          Steven Zalkind, Vice President

                                      BY: Clover Income Properties III, L.P.,
                                          --------------------------------
                                          A New Jersey Limited Partnership
                                          Joint Venturer
                                          By: Crown Management Corporation,
                                          A New Jersey Corporation,
                                          General Partner

                                     BY: /s/ STEVEN ZALKIND,
                                         --------------------------------
                                         Steven Zalkind, Vice President






                                          BERWIND PROPERTY GROUP, INC.,
                                          A Pennsylvania Corporation



                                      BY:  /s/ LORETTA M. KELLY
                                          ----------------------------------
                                          Loretta M. Kelly, Vice President




                                          FIRST MONTGOMERY PROPERTIES, LTD.,
                                          A Pennsylvania Corporation



                                      BY: /s/ MITCHELL C. MORGAN
                                         ----------------------------------
                                         Mitchell C. Morgan, President